EXHIBIT INDEX


Exhibit No.                        Item
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(a) (15)            Amendment No. 14 to Articles of Incorporation dated October
                    15, 1999 for the Core International Equity Fund.

(a) (16) Amendment No. 15 to Articles of Incorporation dated October 15, 1999 for the MidCap Index Fund.

(d) (12) Investment Sub-Advisory Agreement between Firstar Investment Research and Management Company, LLC and The Glenmede Trust Company dated November 1, 1999 with respect to the Core International Equity Fund.

(d) (13) Addendum No. 7 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company, LLC dated November 1, 1999 with respect to the Core International Equity Fund.

(d) (14) Addendum No. 8 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company, LLC dated November 1, 1999 with respect to the MidCap Index Fund.

(e)(5) Addendum No. 4 to the Distribution Agreement between Registrant and B. C. Ziegler and Co. dated February 26, 1999 with respect to the "B" Series of Shares.
(e) (6) Addendum No. 5 to the Distribution Agreement dated November 1, 1999 between Registrant and B.C. Ziegler & Company with respect to the Core International Equity Fund.

(e) (7) Addendum No. 6 to the Distribution Agreement dated November 1, 1999 between Registrant and B.C. Ziegler & Company with respect to the MidCap Index Fund.

(g) (15) Letter Agreement dated November 1, 1999 with respect to the Custodian Agreement between Registrant and Firstar Bank Milwaukee N. A. with respect to the Core International Equity Fund.

(g) (16) Letter Agreement dated November 1, 1999 with respect to the Custodian Agreement between Registrant and Firstar Bank Milwaukee N. A. with respect to the MidCap Index Fund.

(h) (11) Revised Fund Valuation and Accounting Fee Schedule dated January 1, 2000 to the Fund Accounting Servicing Agreement with respect to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEXTM Fund, Tax-Exempt Intermediate Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Index Fund, Growth Fund, MidCap Index Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund, Core International Equity Fund and International Equity Fund.

(h) (34) Revised Shareholder Servicing Agent Agreement Fee Schedule dated January 1, 2000 to the Fund Accounting Servicing Agreement with respect to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEXTM Fund, Tax-Exempt Intermediate Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Index Fund, Growth Fund, MidCap Index Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund, Core International Equity Fund and International Equity Fund.

(h) (48) Addendum No. 4 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Mutual Fund Services, LLC dated November 1, 1999 with respect to the Core International Equity Fund.

(h) (49) Addendum No. 5 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Mutual Fund Services, LLC dated November 1, 1999 with respect to the MidCap Index Fund.

(h) (50) Letter Agreement dated November 1, 1999 with respect to the Fund Accounting and Servicing Agreement between Registrant and Firstar Mutual Fund Services LLC with respect to the Core International Equity Fund.

(h) (51) Letter Agreement dated November 1, 1999 with respect to the Fund Accounting and Servicing Agreement between Registrant and Firstar Mutual Fund Services LLC with respect to the MidCap Index Fund.

(h) (52) Letter Agreement dated November 1, 1999 to the Shareholder Servicing Agent Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the Core International Equity Fund.

(h) (53) Letter Agreement dated November 1, 1999 to the Shareholder Servicing Agent Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the MidCap Index Fund.

(h)(54) Credit Agreement dated December 29, 1999 for Firstar Funds, Inc. and Mercantile Mutual Funds, Inc. with Chase Manhattan Bank.

(i)                 Opinion of Drinker Biddle & Reath LLP.

(j) (1)             Consent of Drinker Biddle & Reath LLP.

(j) (2)             Consent of PricewaterhouseCoopers LLP.

(l)(4) Purchase Agreement dated February 26, 1999 between Registrant and B. C. Ziegler & Co. with respect to the "B" Series of Shares.

(l) (5) Purchase Agreement dated November 3, 1999 between Registrant and B.C. Ziegler & Company with respect to the Core International Equity Fund.

(l) (6) Purchase Agreement dated November 3, 1999 between Registrant and B.C. Ziegler & Company with respect to the MidCap Index Fund.

(n) (2) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Series System.